Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-169119

February 2, 2011

BARCLAYS CAPITAL

EQUITIES | FLOW DERIVATIVES

ETF & ETN GUIDE[1]

Q1 2011
1,103 US LISTED PRODUCTS
TOTAL $1,017BN IN ASSETS AND ETNS ISSUED

EXCHANGE TRADED FUNDS (ETFs)		
EQUITIES	Assets (bn)	Page
US Indices: Broad-Based Total Market, Large Cap, Mid Cap, Small Cap, Micro Cap	$231.1	1
US Indices: Value Total Market, Large Cap, Mid Cap, Small Cap	$36.2	1
US Indices: Growth Total Market, Large Cap, Mid Cap, Small Cap	$41.9	1
US Sectors Consumer Discretionary, Consumer Staples & Non-Cyclical, Energy, Financials, Healthcare, Industrials, Materials, Multi-Sector, Real Estate, Technology, Telecommunications, Utilities, Water & Clean Energy	$147.8	2
International Global, Asia Pacific, Europe, North America, Emerging Markets	$242.4	4
Leveraged	$11.2	5
Inverse	$9.8	6
Dividend Domestic, International	$25.3	6
FICC		
Fixed Income US Credit, US Government, Aggregate & Other, International, Municipal	$129.5	7
Commodities	$91.4	8
Currencies	$5.2	8
Leveraged	$1.1	8
Inverse	$8.3	8
SPECIALTY		
Active	$1.3	9
Fundamental	$4.7	9
Life-Cycle & Allocation	$0.5	9
Quantitative	$3.5	9
Other	$11.4	9

EXCHANGE TRADED NOTES (ETNs)		
Commodities General, Specific	$6.7	11
Currencies	$0.1	11
Leveraged / Inverse	$1.4	11
Other	$6.1	11

CONTACTS

Index & Portfolio Desk Analysts

Gabi Baez
+1 212 526 9374
gabriela.baez@barclayscapital.com

Laura Magnani
+1 212 526 0383
laura.magnani@barclayscapital.com

Trading

William Prager
+1 212 526 8979
william.prager@barclayscapital.com

David Hill
+1 212 526 8979
david.hill@barclayscapital.com

[1] All data and product names in this guide are derived from Bloomberg as of January 7, 2011. Full product names can be obtained in the relevant prospectuses relating to the products. iPath, iPath ETNs, and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

For the most current data on the equity derivatives markets, as well as online access to world-class analytics tools, please visit the US VolCenter on Barclays Capital Live at https://live.barcap.com (keyword: USVolCenter).

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol[1] ($MM)
US INDICES: BROAD-BASED				
Total Market Broad-Based				
VTI	Vanguard Total Stock Mkt	MSCIBM	$17,567	$141.51
IWV	iShares Russell 3000	RAY	3,282	22.5
VXF	Vanguard Extended Market	SPCMI	1,145	4.6
IYY	iShares DJ US Index	DJUS	628	2.4
SCHB	Schwab US Broad Market	DW2S	546	6.5
ISI	iShares S&P 1500	SPSUPX	326	0.8
TMW	SPDR DJ Total Market	DWCF	205	0.9
ONEQ	Fidelity NASDAQ Composite	CCMP	171	1.3
NYC	iShares NYSE Composite	NYA	98	0.5
WXSP	Wilshire 4500 Completion	W4500	6	0.0
VTHR	Vanguard Russell 3000	RAY	6	0.8
WFVK	Wilshire 5000 Tot Mrkt	W5000FLT	3	0.0
Large Cap Broad-Based				
SPY	SPDR S&P 500	SPX	$92,619	$20,871.2
IVV	iShares S&P 500	SPX	26,462	345.1
DIA	SPDR DJ Indust Avg	INDU	9,022	760.0
IWB	iShares Russell 1000	RIY	6,512	66.6
RSP	Rydex S&P EW	SPXEWI	3,274	42.9
VV	Vanguard LC	MZUSP	2,937	10.3
OEF	iShares S&P 100	OEX	2,494	44.9
SCHX	Schwab US LC	DWL	421	5.0
VOO	Vanguard S&P 500	SPX	365	6.1
XLG	Rydex Russell Top 50	RTOP50	336	1.9
MGC	Vanguard Mega Cap 300	MZUSL	278	1.7
JKD	iShares Mrngstr LC	MLCR	278	1.0
NY	iShares NYSE 100	NYID	64	0.3
ELR	SPDR DJ LC	DWLT	42	0.1
MKH	Market 2000 HOLDRs	XKH	13	0.0
IWL	iShares Russell T200	RUTPINTR	12	0.1
VONE	Vanguard Russell 1000	RIY	9	0.6
EWRI	Rydex Russell 1000 EW	RU1ELCTR	8	0.0
EUSA	iShares MSCI USA	GDDUUS	1	0.0
Mid Cap Broad-Based				
MDY	SPDR S&P MC 400	MID	$11,994	$486.1
IJH	iShares S&P MC 400	MID	9,439	75.1
IWR	iShares Russell MC	RMC	6,049	58.9
VO	Vanguard MC	MZUSM	3,413	13.8
JKG	iShares Mrngstr MC	MMCR	149	0.6
EMM	SPDR DJ MC	DWM	59	0.3
IVOO	Vanguard S&P MC 400	MID	9	0.2
EWRM	Rydex Russell MC EW	RUMEMCTR	6	0.2
Small Cap Broad-Based				
IWM	iShares Russell 2000	RTY	$17,443	$3,699.3
IJR	iShares S&P SC 600	SML	6,929	74.6
VB	Vanguard SC	MZUSS	4,941	27.7
SCHA	Schwab US SC	DWS	409	5.2
JKJ	iShares Mrngstr SC	MSCR	174	1.5
SLY	SPDR S&P SC 600	SML	73	0.7
VTWO	Vanguard Russell 2000	RTY	19	2.2
EWRS	Rydex Russell 2000 EW	RU2ESCTR	6	0.2
VIOO	Vanguard S&P SC 600	SML	6	0.2
Micro Cap Broad-Based				
IWC	iShares Russell Microcap	RMICRO	$576	$6.7
FDM	First Trust DJ Sel MicroCap	DJSM	153	1.3
PZI	PwrShrs Zacks MicroCap	ZAX	117	0.7
WMCR	Wilshire Micro-Cap	W5KMICRO	45	0.4

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US INDICES: VALUE				
Total Market Value				
IWW	iShares Russell 3000 Value	RAV	$328	$2.3
Large Cap Value				
IWD	iShares Russell 1000 Value	RLV	$11,085	108.2
VTV	Vanguard Value	MZUSPV	4,431	17.1
IVE	iShares S&P 500 Value	SVX	4,161	34.3
MGV	Vanguard Mega Cap 300 Val	MZUSLV	267	1.5
IWX	iShares Russell T200 Value	RUTPVATR	219	0.9
JKF	iShares Mrngstr LC Value	MLVL	212	0.5
SPYV	SPDR S&P 500 Value	SPTRSVX	170	0.9
SCHV	Schwab US LC Value	DWLV	140	1.1
RPV	Rydex S&P 500 Pure Value	SPXPV	70	0.6
VONV	Vanguard Russell 1000 Val	RLV	14	0.6
VOOV	Vanguard S&P 500 Val	SPV	9	0.4
Mid Cap Value				
IWS	iShares Russell MC Value	RMV	$3,156	$57.2
IJJ	iShares S&P MC 400 Value	MIDV	2,129	10.5
VOE	Vanguard MC Value	MZUSMV	756	4.8
JKI	iShares Mrngstr MC Value	MMVL	110	0.6
RFV	Rydex S&P 400 Pure Value	SPMPV	46	0.4
MDYV	SPDR S&P MC 400 Value	SPTRMV	27	0.5
IVOV	Vanguard S&P MC 400 Val	MIDV	3	0.1
Small Cap Value				
IWN	iShares Russell 2000 Value	RUJ	$4,708	$105.8
VBR	Vanguard SC Value	MSCISV	1,891	8.7
IJS	iShares S&P SC 600 Value	SMLV	1,802	10.1
JKL	iShares Mrngstr SC Value	MSVL	188	2.0
SLYV	SPDR S&P SC 600 Value	SPTRSV	134	0.8
RZV	Rydex S&P 600 Pure Value	SPSPV	106	1.2
VIOV	Vanguard S&P SC 600 Val	SMLV	6	0.3
VTWV	Vanguard Russell 2000 Val	RUJ	6	0.8
US INDICES: GROWTH				
Total Market Growth				
IWZ	iShares Russell 3000 Gro	RAG	$336	$1.6
Large Cap Growth				
IWF	iShares Russell 1000 Gro	RLG	$12,568	135.5
IVW	iShares S&P 500 Growth	SGX	5,886	40.2
VUG	Vanguard Growth	MZUSPG	5,163	19.4
MGK	Vanguard Mega Cap 300 Gro	MZUSLG	388	1.9
JKE	iShares Mrngstr LC Growth	MLGR	375	1.5
IWY	iShares Russell T200 Growth	RUTPGRTR	318	1.0
SCHG	Schwab US LC Growth	DWLG	233	1.9
SPYG	SPDR S&P 500 Growth	SPTRSGX	192	0.5
RPG	Rydex S&P 500 Pure Growth	SPXPG	190	2.1
VOOG	Vanguard S&P 500 Growth	SGX	27	0.9
VONG	Vanguard Russell 1000 Gro	RIY	12	0.5
Mid Cap Growth				
IWP	iShares Russell MC Growth	RDG	$3,177	$26.7
IJK	iShares S&P MC 400 Growth	MIDG	2,995	22.8
VOT	Vanguard MC Growth	MZUSMG	1,047	5.9
RFG	Rydex S&P 400 Pure Growth	SPMPG	474	4.9
JKH	iShares Mrngstr MC Growth	MMGR	193	1.2
MDYG	SPDR S&P MC 400 Growth	SPTRMG	71	0.4
IVOG	Vanguard S&P MC 400 Gro	MIDG	15	0.5
Small Cap Growth				
IWO	iShares Russell 2000 Gro	RUO	$4,101	$118.9
VBK	Vanguard SC Growth	MZUSSG	1,925	11.6
IJT	iShares S&P SC 600 Growth	SMLG	1,903	13.2
SLYG	SPDR S&P SC 600 Growth	SPTRSG	175	1.0
JKK	iShares Mrngstr SC Growth	MSGR	120	1.2
RZG	Rydex S&P 600 Pure Growth	SPSPG	27	0.2
VIOG	Vanguard S&P SC 600 Gro	SMLG	12	0.3
VTWG	Vanguard Russell 2000 Gro	RUO	6	0.6

[1] All average volume calculations in this guide were calculated over the period between July 6, 2010 – January 7, 2011.

ETF & ETN Guide 1

EXCHANGE TRADED FUNDS (ETFs)

EQUITIES

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS				
Consumer Discretionary				
XLY	Cons Discret Sector SPDR	IXY	$2,535	$237.0
XHB	SPDR S&P Homebuilders	SPSIHOTR	889	81.8
ITB	iShares DJ US Home Constr	DJSHMB	562	6.3
XRT	SPDR S&P Retail	SPSIRETR	479	440.6
RTH	Retail HOLDRs	IRH	435	150.8
FXD	First Trust Cons Discr	STRQCD	410	3.8
VCR	Vanguard Cons Discret	MZUSI0CD	371	3.7
IYC	iShares DJ US Cons Svcs	DJUSCY	211	3.6
BJK	Market Vectors-Gaming	WAGRT	133	0.5
RXI	iShares S&P Glb Cons Discr	SGD	132	0.9
PBS	PowerShares Dyn Media	DZM	86	0.6
PEJ	PwrShrs Dyn Leisure & Ent	DZL	69	0.6
PKB	PwrShrs Dyn Build & Constr	DWCX	43	0.3
XLYS	PwrShr S&P SC Cons Dis	SPSU6CDT	40	0.4
RCD	Rydex S&P EW Cons Discr	S25	27	0.2
PEZ	PwrShrs Dyn Cons Discr	EZZ	23	0.2
IPD	SPDR S&P Intl Cons Discret	SPBMUCUP	22	0.3
PMR	PowerShares Dyn Retail	DWR	13	0.2
AXDI	iShrs MSCI ACWIxUS ConsDisc	MSWDUCDN	6	0.0
Consumer Staples & Non-Cyclical				
XLP	Cons Staples Sector SPDR	IXR	$3,084	$176.9
VDC	Vanguard Cons Staples	MZUSI0CS	604	2.9
KXI	iShares S&P Glb Cons Stap	SGCS	321	2.5
IYK	iShares DJ US Cons Goods	DJUSNC	306	2.3
PBJ	PwrShrs Dyn Food & Bev	DZF	119	1.2
PSL	PowerShares Dyn Cons Stap	EZS	40	0.2
FXG	First Trust Cons Staples	STRQCS	35	0.3
RHS	Rydex S&P EW Cons Stap	S30	14	0.1
IPS	SPDR S&P Intl Cons Stap	SPBMU3UP	12	0.2
XLPS	PwrShr S&P SC Cons St	SPSU6CST	11	0.2
AXSL	iShrs MSCI ACWIxUS Cons St	MSWDUCSN	3	0.1
Energy				
XLE	Energy Sector SPDR	IXE	$8,571	$812.1
OIH	Oil Service HOLDRs	OXH	2,114	502.0
VDE	Vanguard Energy	MSCIEN	1,574	9.4
IXC	iShares S&P Glb Energy	SGES	1,328	7.9
IYE	iShares DJ US Energy	DJUSEN	837	5.5
XOP	SPDR S&P Oil & Gas E&P	SPSIOPTR	776	156.7
KOL	Market Vectors-Coal	TCOAL	588	12.2
IEZ	iShares DJ US Oil Eqp&Svc	DJSOES	486	6.6
XES	SPDR S&P O&G Equip&Svcs	SPSIOS	445	5.0
IEO	iShares DJ US O&G E&P	DJSOEP	426	12.7
FCG	First Trust ISE Nat Gas	FUM	398	4.8
NLR	Mkt Vect Nuclear Energy	DXNE	256	2.0
PXJ	PwrShrs Dyn Oil & Gas Svcs	DWO	204	1.5
PXI	PowerShares Dyn Energy	EZK	110	0.9
ENY	Guggenheim Canada Energy	SWMEI	97	0.8
FXN	First Trust Energy	STRQEN	90	0.7
PXE	PwrShrs Dyn Energy E&P	DWE	79	0.5
DKA	WisdomTree Intl Energy	WTIDENTR	52	0.6
XLES	PwrShr S&P SC Energy	SPSU6ET	48	0.6
PKN	PwrShrs Glb Nuclear Energy	WNAI	36	0.2
PKOL	PowerShares Global Coal	QCOL	30	0.4
RYE	Rydex S&P EW Energy	S10	22	0.2
WCAT	Jeffries TR/J CRB Wildcat	WCATI	17	0.2
NUCL	iShares S&P Glb Nuclr Ener	SPGTNET	17	0.1
IPW	SPDR S&P Intl Energy	SPBMU1UP	15	0.1
EEO	Emer Glob Sh DJ EM Ener	DJEEO	14	0.1
CHIE	Global X China Energy	CHIE	9	0.1
AXEN	iShrs MSCI ACWIxUS Energy	MSWDUENN	6	0.1

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Financials				
XLF	Financial Sector SPDR	IXM	$8,195	$1,155.2
KBE	SPDR KBW Bank	BKX	2,480	119.8
KRE	SPDR KBW Regional Bank	KRX	742	66.4
VFH	Vanguard Financials	MZUSI0FN	601	4.6
IYF	iShares DJ US Financial	DJUSFN	472	53.6
FXO	First Trust Financial	STRQFN	350	3.7
IXG	iShares S&P Glb Financials	SGFS	288	2.7
KIE	SPDR KBW Insurance	KIX	235	23.1
IYG	iShares DJ US Finan Svcs	DJUSFV	226	8.2
IAT	iShares DJ US Reg Banks	DJSRBK	140	1.8
RKH	Regional Bank HOLDRs	XRH	105	38.7
IAI	iShares DJ US Broker Dlrs	DJSINV	101	2.1
IAK	iShares DJ US Insurance	DJSINS	82	0.6
KCE	SPDR KBW Capital Markets	KSX	75	3.2
XLFS	PwrShr S&P SC Finance	SPSU6FT	55	0.5
PJB	PowerShares Dyn Banking	DHD	42	0.3
EUFN	iShares MSCI Europe Fin	MXEU0FN	23	0.5
RWW	RevenueShares Financial	SSFINL	21	0.2
PFI	PowerShares Dyn Financial	EZF	19	0.1
RYF	Rydex S&P EW Financials	S40	18	0.2
PIC	PowerShares Dyn Insurance	DWJ	16	0.1
EMFN	iShares MSCI EM Financials	MXEF0FN	13	0.1
EFN	Emer Glob Sh DJ EM Finan	DJEFN	12	0.1
QABA	Frst Trst NQ ABA Comm Bk	ABQI	10	0.2
CHIX	Global X China Financials	CHIF	10	1.4
BRAF	Global X Brazil Financials	na	9	0.2
IPF	SPDR S&P Intl Financials	SPBMU4UP	6	0.2
KBWD	PwrShrs KBW High Div Fin	na	5	0.4
FEFN	iShares MSCI Far East Fin	MXFA0FN	3	0.0
KBWX	PowerShares KBW Intl Finan	na	3	0.0
KBWP	PowerShares KBW Prop&Cas	na	3	0.0
AXFN	iShares MSCI ACWI exUS Fin	MXWDUFN	2	0.0
KME	SPDR KBW Mortgage Finance	MFXTR	2	0.0
Healthcare				
XLV	Health Care Sector SPDR	IXV	$2,725	$197.6
IBB	iShares Nasdaq Biotech	NBI	1,445	51.3
VHT	Vanguard Health Care	MZUSI0HC	631	2.8
PPH	Pharmaceutical HOLDRs	IPH	622	27.8
IYH	iShares DJ US Healthcare	DJUSHC	562	3.4
XBI	SPDR S&P Biotech	SPSIBITR	491	7.8
IXJ	iShares S&P Glb Healthcare	SGH	480	2.0
IHI	iShares DJ US Med Equip	DJSMDQ	337	4.6
BBH	Biotech HOLDRs	IBH	263	2.9
XPH	SPDR S&P Pharmaceuticals	SPSIPHTR	213	2.6
FBT	Frst Trst NYSE Arca Biotech	BTK	203	1.9
PBE	PwrShr Dyn Biotech & Gen	DZO	202	1.0
IHE	iShares DJ US Pharmaceut	DJSPHM	159	1.4
IHF	iShares DJ US HC Providers	DJSHCP	120	2.5
PJP	PowerShares Dyn Pharma	DZR	94	0.8
FXH	First Trust Health Care	STRQHC	61	0.5
XLVS	PwrShr S&P SC Healthca	SPSU6HCT	52	0.3
RYH	Rydex S&P EW Health Care	S35	51	1.0
PTH	PowerShares Dyn Healthcare	EZX	49	0.5
IRY	SPDR S&P Intl Health Care	SPBMUHUP	12	0.1
AXHE	iShrs MSCI ACWIxUS Health	MSWDUHCN	6	0.0

ETF & ETN Guide | 2

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Industrials				
XLI	Industrial Sector SPDR	IXI	$3,798	$449.9
IYT	iShares DJ Transportation	TRAN	734	57.9
VIS	Vanguard Industrials	MSCIIN	459	2.7
IYJ	iShares DJ US Industrial	DJUSIN	380	4.1
EXI	iShares S&P Glb Industrial	SGN	199	1.3
ITA	iShares DJ US Aerosp & Def	DJSASD	152	1.6
PPA	PwrShrs Aerospace & Def	DXS	114	0.5
PRN	PowerShares Dyn Industrial	EZL	57	0.4
RGI	Rydex S&P EW Industrials	S20	49	0.2
FXR	First Trust Industrials	STRQIN	44	0.3
FAA	Guggenheim Airline	AXGAL	39	1.0
XLIS	PwrShr S&P SC Indust	SPSU6IT	35	0.3
IPN	SPDR S&P Intl Industrials	SPBMU2UP	28	0.3
CHII	Global X China Industrials	CHII	11	0.4
AXID	iShrs MSCI ACWIxUS Indust	MSWDUINN	6	0.0
FLYX	Direxion Airline Shares	XAL	4	0.1
Materials				
GDX	Market Vectors Gold Miners	GDM	$7,025	$500.9
XLB	Materials Sector SPDR	IXB	2,493	316.3
GDXJ	Mkt Vect Junior Gold Miners	MVGDXJTR	1,898	72.4
XME	SPDR S&P Metals & Mining	SPSIMM	1,143	184.8
IYM	iShares DJ US Basic Mat	DJUSBM	1,118	49.6
MXI	iShares S&P Glb Materials	SGM	766	9.0
VAW	Vanguard Materials	MZUSI0MT	629	5.0
FXZ	First Trust Materials	STRQMT	428	3.9
SIL	Global X Silver Miners	SOLGLOSI	372	8.8
REMX	MrktVctrs RareEarth/StratMet	MVREMXTR	285	12.9
SLX	Market Vectors Steel	STEEL	276	11.5
WOOD	iShares S&P Glb Timb&For	SPGTTFT	175	0.7
CUT	Guggenheim Timber	CGTBR	153	1.5
URA	Global X Uranium	SOLURA	144	7.1
CU	First Trust ISE Glb Copper	ISC	104	1.5
COPX	Global X Copper Miners	SOLGLOCO	102	1.8
PYZ	PwrShrs Dyn Basic Material	EZBX	77	0.5
PSAU	PwrShrs Glb Gold&PrecMet	QGLD	63	0.6
RTM	Rydex S&P EW Materials	S15	44	0.4
DBN	WisdomTree Intl Basic Mat	WTIDBMTR	40	0.2
IRV	SPDR S&P Intl Materials	SPBMU6UP	34	0.4
EMT	EmerGlbSh DJ EM Met&Min	DJEMT	34	0.2
PLTM	First Trust ISE Glb Platin	ORE	30	0.4
GLDX	Global X Gold Explorers	SOLGLDX	22	1.4
CHIM	Global X China Materials	CHIMAT	11	0.8
EMMT	iShares MSCI EM Materials	MXEF0MT	10	0.1
CRBA	Jefferies TR/J CRB Agri Eqy	CRBAX	8	0.1
AXMT	iShrs MSCI ACWIxUS Mater	MSWDUMTN	7	0.0
PSTL	PowerShares Global Steel	QSTL	6	0.0
XLBS	PwrShr S&P SC Mater	SPSU6MT	6	0.1
CRBI	Jefferies TR/J CRB Ind Metl	CRBIX	5	0.0
ALUM	Global X Aluminum	SOLALU	2	0.9
Multi-Sector				
MOO	Mkt Vectors Agribusiness	DXAG	$2,836	$40.6
IGE	iShares S&P NA Nat Res	SPGSSINR	2,086	7.9
IGF	iShares S&P Glb Infrastruc	SPGTINFR	471	2.1
PXR	PwrShrs EM Infrastruct	EIBI	201	1.2
CHIQ	Global X China Consumer	CHIQ	171	3.8
ECON	Emer Glb Shrs DJ EM Cons	na	162	3.4
LIT	Global X Lithium	SOLLIT	157	3.1
EMIF	iShares S&P EM Infrastruc	SPGEIFDT	116	0.9
PAGG	PwrShrs Global Agriculture	QAGR	80	0.6
BRXX	Emer Glob Sh Brazil Infr	IBRXX	71	1.0
INXX	EM Glb Shrs INDXX India Inf	EGSXIIXT	59	1.2
GNR	SPDR S&P Glb Nat Resour	SPGNRUP	53	1.2
FLM	First Trust ISE Glb Eng&Cons	CVL	37	0.2
BRAQ	Global X Brazil Consumer	SOLBZLC	36	0.6
GRID	First Trust NQ Smart Grid	na	29	0.2
QQXT	First Trust NDX Ex-Tech	NDXXM	23	0.2
CHXX	Emer Glob Sh China Infr	ICHXX	19	0.4
SEA	Guggenheim Shipping	DGAGSIT	17	0.4

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Real Estate				
VNQ	Vanguard REIT	RMZ	$7,529	$111.3
IYR	iShares DJ US Real Estate	DJUSRE	2,856	580.9
ICF	iShares C&S Realty Majors	RMP	2,224	37.6
RWX	SPDR DJ Intl Real Estate	DWXRSN	1,442	8.1
RWR	SPDR DJ REIT	DWRTF	1,370	12.9
IFGL	iShares F E/N Devel RExUS	RUGL	382	1.7
RWO	SPDR DJ Glb Real Estate	DWGRST	165	1.3
WPS	iShares S&P DevelxUS Prpty	SPBMWUUT	144	0.9
DRW	WisdomTree Intl RealEstate	WTIRETR	118	1.0
REM	iShares FTSE NAREIT Mrtge	TFNMRC	104	0.8
FRI	First Trust S&P REIT	SPREIT	73	1.0
REZ	iShares FTSE NAREIT Resid	TFN17C	70	0.8
TAO	Guggenheim China RE	ACNRE	67	1.4
VNQI	Vanguard GlbxUS Real Est	SPBMGUU	66	2.2
FFR	First Trst EPRA/NAREIT Glb	UNGL	59	0.4
FTY	iShares FTSE NAREIT RE 50	FNRSTR	50	0.7
GRI	C&S Global Realty Majors	GRM	45	0.3
IFAS	iShares FTSE E/N Asia	EGAS	26	0.2
RTL	iShares FTSE NAREIT Retail	TFN20C	14	0.2
IFNA	iShares FTSE E/N North Am	EGNA	10	0.1
FIO	iShares FTSE NAREIT Indu	TFN13C	9	0.1
WREI	Wilshire US REIT	WILREIT	9	0.1
IFEU	iShares FTSE E/N Europe	EPRA	9	0.1
KBWY	PwrShrs KBW Prem Yld REIT	KYX	3	0.1
Technology				
QQQQ	PowerShares QQQ	NDX	$23,186	$3,364.3
XLK	Technology Sector SPDR	IXT	6,331	234.2
VGT	Vanguard Technoloy	MZUSI0IT	1,567	8.1
IYW	iShares DJ US Technology	DJUSTC	1,499	11.9
SMH	Semiconductor HOLDRs	XSH	693	320.0
FDN	First Trust DJ Internet	DJINET	621	6.5
IXN	iShares S&P Glb Technology	SGI	612	3.3
QTEC	First Trust NDX Technology	NDXT	484	4.3
IGM	iShares S&P NA Technology	SPGSTI	457	3.0
IGV	iShares S&P NA Software	SPGSTISO	404	4.7
IGN	iShares S&P NA MMedia Ntwk	SPGSTIIP	247	3.0
MTK	SPDR MS Technology	MSH	223	0.7
SOXX	iShares PHLX SOX Semicond	SOX	210	10.7
FXL	First Trust Technology	STRQTC	126	1.1
PXQ	PowerShares Dyn Networking	DZN	125	1.7
HHH	Internet HOLDRs	HHI	121	1.5
XSD	SPDR S&P Semiconductor	SPSISCTR	107	3.7
RYT	Rydex S&P EW Technology	S45	105	0.8
QQEW	First Trust NDX Equal Wgt	NDXE	77	0.7
SWH	Software HOLDRs	XWH	75	0.9
PSJ	PowerShares Dyn Software	DZC	68	0.4
XLKS	PwrShr S&P SC Info Tech	SPSU6TT	59	0.5
PTF	PowerShares Dyn Technology	EZV	44	0.3
CQQQ	Guggenheim China Tech	ACNITTR	39	0.6
PSI	PwrShrs Dyn Semiconductors	DZE	38	0.3
IAH	Internet Architect HOLDRs	XAH	35	0.5
PNQI	PwrShrs NASDAQ Internet	QNET	32	0.4
IPK	SPDR S&P Intl Technogy	SPBMUTUP	26	0.2
IIH	Internet Infrastr HOLDR	YIH	13	0.3
BDH	Broadband HOLDRs	XDH	12	0.4
BHH	B2B Internet HOLDRs	BUXB	7	0.1
AXIT	iShrs MSCI ACWIxUS Info Te	MSWDUITN	6	0.0
CHIB	Global X China Technology	CHIT	5	0.1
Telecommunications				
IYZ	iShares DJ US Telecomm	DJSTELT	$757	$11.1
IXP	iShares S&P Glb Telecomm	SGT	411	3.9
VOX	Vanguard Telecomm	MSCITC	324	2.4
TTH	Telecom HOLDRs	ITH	134	1.5
WMH	Wireless HOLDRs	IWH	16	0.0
IST	SPDR S&P Intl Telecomm	SPBMUSUP	16	0.3
AXTE	iShrs MSCI ACWIxUS Teleco	MSWDUTCN	6	0.0

ETF & ETN Guide 3

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Utilities				
XLU	Utilities Sector SPDR	IXU	$3,724	$195.9
VPU	Vanguard Utilities	MZUSI0UT	654	3.7
IDU	iShares DJ US Utilities	DJUSUT	502	3.5
JXI	iShares S&P Glb Utilities	SGU	250	2.0
UTH	Utilities HOLDRs	XUH	56	0.9
GII	SPDR Glb Infrastruct 100	MCGIGIDT	49	0.2
PUI	PowerShares Dyn Utilities	DWU	42	0.2
FXU	First Trust Utilities	STRQUT	40	0.4
XLUS	PwrShr S&P SC Util	SPSU6UT	40	0.4
DBU	WisdomTree Intl Utilities	WTIDUTTR	35	0.2
RYU	Rydex S&P EW Utilities	S5S	20	0.2
IPU	SPDR S&P Intl Utilities	SPBMUUUP	8	0.1
AXUT	iShrs MSCI ACWIxUS Utilit	MSWDUUTN	5	0.0
Water & Clean Energy				
PHO	PowerShares Water Resour	ZWI	$1,155	$4.3
PBW	PwrShrs WH Clean Energy	ECO	554	3.4
PIO	PowerShares Global Water	PIIWI	349	1.1
CGW	Guggenheim S&P Glb Water	SPGTAQUA	217	0.9
PBD	PwrShrs Glb Clean Energy	NEX	147	0.8
PZD	PowerShares Cleantech	CTIUS	146	0.4
TAN	Guggenheim Solar	SUNIDX	140	4.6
GEX	Mkt Vec Glb Alt Energy	AGIXLT	134	1.1
PUW	PwrShrs WH Progr Energy	WHPRO	62	0.1
FIW	First Trust ISE Water	HHO	53	0.3
ICLN	iShares S&P Glb Clean En	SPGTCLTR	50	0.2
FAN	First Trust Glb Wind Ener	GWE	50	0.3
QCLN	First Trust NQ Green Energy	CELS	37	0.1
EVX	Mkt Vec Environment Svcs	AXENV	30	0.1
KWT	Market Vectors Solar Ener	SOLRXT	25	0.2
PWND	PwrShrs Global Wind Energy	QWND	25	0.1
INTERNATIONAL				
Global				
EFA	iShares MSCI EAFE	NDDUEAFE	$36,625	$1,019.0
VEU	Vanguard FTSE All-Wrld xUS	FTR1WXUS	6,773	45.1
VEA	Vanguard Europe Pacific	NDDUEAFE	5,362	39.6
ACWI	iShares MSCI ACWI	NDUEACWF	1,581	14.1
EFV	iShares MSCI EAFE Value	NDUVEAFF	1,367	5.9
SCZ	iShares MSCI EAFE SC	NCUDEAFE	1,359	7.6
EFG	iShares MSCI EAFE Growth	NDUGEAFF	1,346	7.7
IOO	iShares S&P Global 100	SPTR100N	955	7.1
VT	Vanguard Total World	FTAW01	832	4.1
GWX	SPDR S&P Intl SC	STBMWUU2	828	5.7
VSS	Vanguard FTSE AWxUS SC	FSMUGXUS	799	5.0
ACWX	iShares MSCI ACWI ex US	NDUEACWZ	766	4.8
SCHF	Schwab International Equity	FTAD02	449	3.7
CWI	SPDR MSCI ACWI ex-US	NDUEACWZ	417	1.4
TOK	iShares MSCI Kokusai	NDDUKOK	287	0.2
DGT	SPDR DJ Global Titans	DJGTR	129	0.7
GWL	SPDR S&P World ex-US	SCRTWU	118	0.5
SCHC	Schwab Intl Small-Cap	GPSCW6U	109	0.9
ADRD	BLDRS DM 100 ADR	BKTDM	76	0.2
MDD	SPDR S&P Intl MC	SPBMUMUP	40	0.2
IFSM	iShares FTSE Dev SC ex NA	SD12X	38	0.3
EWEF	Rydex MSCI EAFE EW	M2EAEWGT	17	0.0
XGC	Guggenheim Intl SC	BKSCPT	8	0.1
EEN	Guggenheim EW Euro-Pac LDR	BKEPA	3	0.0

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INTERNATIONAL (continued)				
Asia Pacific				
EWJ	iShares MSCI Japan	NDDUJN	$4,968	$196.0
EPP	iShares MSCI Pacific ex-JP	NDDUPFXJ	4,249	52.3
EWA	iShares MSCI Australia	NDDUAS	2,867	92.6
AAXJ	iShares MSCI AC Asia ex JP	NDUECAXJ	2,668	33.5
EWS	iShares MSCI Singapore	MXSG	2,230	42.5
EWH	iShares MSCI Hong Kong	NDDUHK	2,144	107.9
VPL	Vanguard Pacific	MXPC	1,545	7.5
AIA	iShares S&P Asia 50	SPA50	213	1.3
ITF	iShares S&P/TOPIX 150	SPTR150N	100	0.6
JSC	SPDR Russ/Nom Japan SC	RNSCI	70	0.4
ENZL	iShares MSCI NZ Inves Mkt	MIMUNZLN	64	1.1
ADRA	BLDRS Asia 50 ADR	BKTAS	50	0.1
SCJ	iShares MSCI Japan SC	NCUAJN	42	0.2
KROO	IQ Australia SC	IQSMAUST	27	0.4
JPP	SPDR Russ/Nom Prime JP	RNPRI	8	0.1
Europe				
VGK	Vanguard European	NDDUE15	$2,732	$45.7
EWG	iShares MSCI Germany	NDDUGR	1,835	48.5
EWU	iShares MSCI UK	NDDUUK	1,155	30.1
IEV	iShares S&P Europe 350	SPTR350N	1,139	14.8
EZU	iShares MSCI EMU	NDDUEMU	720	15.3
EWL	iShares MSCI Switzerland	NDDUSZ	454	4.3
EWD	iShares MSCI Sweden	NDDUSW	409	7.5
EWQ	iShares MSCI France	NDDUFR	281	9.3
EWO	iShares MSCI Austria IMI	MIMUATAN	190	4.6
EWN	iShares MSCI Netherl IMI	MIMUNETN	159	2.5
FEZ	SPDR EURO STOXX 50	SX5U	158	1.4
EWP	iShares MSCI Spain	NDDUSP	127	20.0
EWI	iShares MSCI Italy	NDDUIT	87	6.7
EWK	iShares MSCI Belgium IMI	MIMUBELN	42	2.5
FEU	SPDR STOXX 50	SX5P	38	0.1
ADRU	BLDRS Europe 100 ADR	BKTEUR	21	0.1
GXF	Global X FTSE Nordic 30	N30X	18	0.2
NORW	Global X FTSE Norway	NORWAY30	15	0.6
EIRL	iShares MSCI Irelnd Cap IMI	MXIE500I	6	0.1
EKH	Europe 2001 HOLDRs	EKI	5	0.0
North America				
EWC	iShares MSCI Canada	NDDUCA	$4,600	$70.8
CNDA	IQ Canada SC	IQSMCANT	40	0.7
Emerging Markets – Global				
EEM	iShares MSCI Emg Mkts	NDUEEGF	$47,160	$2,501.8
VWO	Vanguard Emerging Markets	NDUEEGF	45,085	660.0
EWX	SPDR S&P Emerging SC	SPBMKSUP	1,238	12.1
ADRE	BLDRS EM 50 ADR	BKTEM	668	5.5
SCHE	Schwab Emrg Markets Equity	FTAG01	297	4.0
FRN	Guggenheim Frontier Mkts	BKNFR	247	3.5
GMM	SPDR S&P Emg Mkts	STBMEMU	236	1.8
EEG	Emer Glob Sh DJ EM Titans	DJEEG	29	0.2
EWEM	Rydex MSCI EM EW	M2EFEWGT	12	0.1

ETF & ETN Guide 4

EXCHANGE TRADED FUNDS (ETFs)

EQUITIES

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INTERNATIONAL (continued)				
Emerging Markets – Regional				
EWZ	iShares MSCI Brazil	NDUEBRAF	$13,067	$1,113.0
FXI	iShares FTSE China 25	XIN0I	8,237	764.1
EWY	iShares MSCI South Korea	MXKR	4,452	143.4
EWT	iShares MSCI Taiwan	NDEUSTW	3,417	153.1
ILF	iShares S&P Latin Amer 40	SPTRL40N	3,288	89.2
RSX	Market Vectors Russia	DXRPUS	2,649	82.1
EWW	iShares MSCI Mexico IMI	NDEUMXF	1,628	135.6
BKF	iShares MSCI BRIC	NDUEBRIC	1,197	6.6
BRF	Market Vectors Brazil SC	MVRIOTR	1,074	22.3
EWM	iShares MSCI Malaysia	NDDUMAF	1,024	33.6
EEB	Guggenheim BRIC	BKBRIC	938	11.3
ECH	iShares MSCI Chile IMI	MIMUCHLN	927	20.5
TUR	iShares MSCI Turkey	MIMUTURN	798	23.3
GMF	SPDR S&P EM Asia Pacific	STBMAEU	766	8.2
GXC	SPDR S&P China	SCRTCN	720	9.0
EZA	iShares MSCI South Africa	NDEUSSA	714	24.1
THD	iShares MSCI Thailand	MIMUTHAN	683	15.9
IDX	Market Vectors Indonesia	MVINDOTR	601	17.6
PIN	PowerShares India	III	544	8.6
EPU	iShares MSCI All Peru	MXPECAPD	523	11.1
BIK	SPDR S&P BRIC 40	SPTRBRIC	504	2.4
PGJ	PwrShr Golden Dragon China	HXC	461	2.2
HAO	Guggenheim China SC	ACNSC	450	7.7
EIDO	iShares MSCI Indonesia IMI	MXIDIM	319	4.9
GML	SPDR S&P EM Lat Am	SCRTLA	273	3.3
VNM	Market Vectors Vietnam	MVVNMTR	256	3.6
GUR	SPDR S&P Emerging Europe	STBMEECQ	219	2.8
BICK	First Trust BICK	BIQ	207	1.9
FNI	First Trust ISE Chindia	ICK	178	1.5
GAF	SPDR S&P EM Middle East	STBMMEU	176	1.4
INDY	iShares S&P India Nifty 50	BXTRNIFT	171	2.5
GXG	Global X/Int FTSE Colombia	COLOM20	165	5.0
EIS	iShares MSCI Israel Capped	MISCNU	152	3.8
AFK	Market Vectors-Africa	DJAFKT	116	0.8
EPOL	iShares MSCI Poland IMI	MXPL	101	1.2
YAO	Guggenheim China All-Cap	ACNACTR	87	1.0
RBL	SPDR S&P Russia	SPCQXRUP	87	1.2
ERUS	iShares MSCI Russia Capped	MXRU500I	58	0.9
FCHI	iShares FTSE China HK List	CH80	57	0.3
PLND	Market Vectors Poland	MVPLNDTR	51	1.4
SCIF	Market Vectors India SC	MVSCIFTR	50	1.7
EWZS	iShares MSCI Brazil SC	MSLUBRZN	37	1.3
BRAZ	Global X Brazil MC	SOLBRAZ	33	0.6
SCIN	EM Glb Shrs INDXX India SC	ISCIN	31	0.7
LATM	Mkt Vect LatAm SC	MVLATMTR	29	0.6
ESR	iShares MSCI EM East Eur	NDUEEMEE	27	0.3
MES	Market Vectors Gulf States	DJMEST	24	0.2
PEK	Market Vectors China	SHSZ300	23	2.3
ECNS	iShares MSCI China SC	MSLUCHNN	22	0.7
PMNA	PwrShr MENA Frontier Cntry	QMEA	22	0.2
EPHE	iShares MSCI Philippines IMI	MIMUPHIN	18	1.0
EGPT	Market Vectors Egypt Index	MVEGPTTR	11	0.1
SKOR	IQ South Korea SC	IQSMKORT	7	0.2
TWON	IQ Taiwan SC	IQSMTAIT	3	0.1

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
LEVERAGED				
FAS	Direxion Daily Finan Bull 3X	RGUSFL	$1,917	$810.6
SSO	ProShares Ultra S&P500	SPX	1,626	586.0
UYG	ProShares Ultra Financials	DJUSFN	1,413	207.6
QLD	ProShares Ultra QQQ	NDX	874	362.8
TNA	Direxion Daily SC Bull 3X	RTY	608	557.6
URE	ProShares Ultra RealEstate	DJUSRE	527	55.6
DIG	ProShares Ultra Oil & Gas	DJUSEN	391	48.4
EDC	Direxion Daily EM Bull 3X	MXEF	380	73.5
UYM	ProShares Ultra Basic Mat	DJUSBM	369	48.4
DDM	ProShares Ultra Dow30	INDU	320	71.4
UWM	ProShares Ultra R2000	RTY	277	84.7
ERX	Direxion Daily Ener Bull 3X	RGUSEL	253	99.9
BGU	Direxion Daily LC Bull 3X	RIY	228	125.0
TYH	Direxion Daily Tech Bull 3X	RGUSTL	225	31.5
UPRO	ProShares UltraPro SP500	SPX	211	175.0
DRN	Direxion Daily RE Bull 3X	RMZ	161	46.9
ROM	ProShares Ultra Technology	DJUSTC	160	5.2
MVV	ProShares Ultra MC 400	MID	139	10.5
TQQQ	ProShares UltraPro QQQ	NDX	135	32.7
RSU	Rydex 2X S&P 500	SPX	92	2.3
USD	ProShares Ultra Semicond	DJUSSC	77	4.7
CZM	Direxion Daily China 3X Bull	BKTCN	72	3.7
SOXL	Direxion Semicond Bull 3X	SOX	72	9.7
MWJ	Direxion Daily MC Bull 3X	RMC	53	4.3
XPP	ProShares Ultra FTSE China	XINOU	53	3.9
SAA	ProShares Ultra S&P600	SML	49	1.6
RXL	ProShares Ultra HealthCare	DJUSHC	48	0.7
URTY	ProShares UltraPro R2000	RTY	48	13.1
EET	ProShares Ultra MSCI EM	MXEF	43	1.7
LBJ	Direxion Daily LatAm 3X Bull	SPTRL40N	43	2.4
UXI	ProShares Ultra Industrial	DJUSIN	35	1.1
UMDD	ProShares UltraPro Mid400	MID	32	3.7
UKK	ProShares Ultra R2000 Gro	RUO	29	0.9
UDOW	ProShares UltraPro Dow30	INDU	25	5.8
UVT	ProShares Ultra R2000 Val	RUJ	24	0.4
UPW	ProShares Ultra Utilities	DJUSUT	22	0.2
DZK	Direxion Daily DM Bull 3X	MXEA	22	1.6
UGE	ProShares Ultra Cons Goods	DJUSNC	21	0.3
INDL	Direxion India Bull 2X	III	16	0.5
UKF	ProShares Ultra R1000 Gro	RLG	15	0.1
UKW	ProShares Ultra RussMCGro	RDG	15	0.2
UBR	ProShares Ultra MSCI Braz	MXBR	14	0.7
UVG	ProShares Ultra R1000 Val	RLV	13	0.1
EZJ	ProShares Ultra MSCI Japan	MXJP	12	0.2
UCC	ProShares Ultra Cons Svcs	DJUSCY	11	0.3
EFO	ProShares Ultra MSCI EAFE	MXEA	8	0.1
UVU	ProShares Ultra RussMCVal	RMV	8	0.1
LTL	ProShares Ultra Telecomm	DJSTEL	8	0.2
UWC	ProShares Ultra R3000	RAY	8	0.1
KRU	ProShares Ult KBW Reg Bank	KRX	7	0.7
BIB	ProShr Ult Nasdaq Biotech	NBI	6	0.1
FCGL	Direxion Nat Gas Bull 2X	FUM	6	0.3
RETL	Direxion Retail Bull 2X	RU15SRTL	6	0.3
BRIL	Direxion BRIC Bull 2X	BKBRIC	4	0.1
RALS	ProShares RAFI Long/Short	RAFILS	4	0.2
UXJ	ProShr Ult MSCI Pac ex JP	MXPCJ	4	0.1
NUGT	Direxion Gld Mnrs Bull 2X	GDM	3	3.0
UPV	ProShr Ultra MSCI Europe	MXEU	3	0.1
UMX	ProShr Ultra MSCI Mex IMI	MZMXI	2	0.0

ETF & ETN Guide | 5

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INVERSE				
SDS	ProShares UltraShort SP500	SPX	$1,994	$907.6
SH	ProShares Short S&P500	SPX	1,496	159.7
FAZ	Direxion Daily Finan Bear 3X	RGUSFL	909	544.8
TZA	Direxion Daily SC Bear 3X	RTY	624	554.1
QID	ProShares UltraShort QQQ	NDX	606	192.9
SKF	ProShares UltSh Financials	DJUSFN	370	125.4
DXD	ProShares UltraShort Dow30	INDU	366	87.7
TWM	ProShares UltSh R2000	RTY	292	130.3
SPXU	ProShares UltPro Shrt SP500	SPX	286	173.9
SRS	ProShares UltSh Real Est	DJUSRE	243	77.3
RWM	ProShares Short R2000	RTY	243	23.8
DOG	ProShares Short Dow30	INDU	237	20.6
FXP	ProShares UltSh FTSE China	FXTID	205	19.5
EUM	ProShares Short MSCI EM	MXEF	202	3.5
PSQ	ProShares Short QQQ	NDX	200	18.6
BGZ	Direxion Daily LC Bear 3X	RIY	183	79.5
EFZ	ProShares Short MSCI EAFE	MXEA	107	4.2
EEV	ProShares UltSh MSCI EM	MXEF	105	21.8
SEF	ProShares Short Financials	DJUSFN	95	3.2
EDZ	Direxion Daily EM Bear 3X	MXEF	89	36.1
DUG	ProShares UltSh Oil & Gas	DJUSEN	83	43.7
SMN	ProShares UltSh Basic Mat	DJUSBM	75	29.4
RSW	Rydex Inverse 2X S&P 500	SPX	60	4.3
DRV	Direxion Daily RE Bear 3X	RMZ	59	30.0
ERY	Direxion Daily Ener Bear 3X	RGUSEL	57	37.2
EPV	ProShares UltSh MSCI Eur	MXEU	53	4.2
SQQQ	ProShares UltraPro Shrt QQQ	NDX	49	21.8
TYP	Direxion Daily Tech Bear 3X	RGUSTL	38	11.2
SRTY	ProShares UltraPro Shrt R2	RTY	32	7.9
SDOW	ProShares UltraPro Shrt D30	INDU	29	5.8
KRS	ProShares Short KBW Reg Bk	KRX	27	1.3
MYY	ProShares Short MC 400	MID	25	1.1
SBB	ProShares Short S&P600	SML	24	1.2
SCC	ProShares UltSh Cons Svcs	DJUSCY	23	1.1
MZZ	ProShares UltraSh MC 400	MID	22	4.0
REK	ProShares Shrt Real Estate	DJUSRE	20	0.9
SSG	ProShares UltSh Semicond	DJUSSC	19	2.5
BZQ	ProShares UltSh MSCI Brazil	MXBR	19	2.5
REW	ProShares UltSh Technology	DJUSTC	18	1.9
EFU	ProShares UltSh MSCI EAFE	MXEA	16	1.2
SDD	ProShares UltraShort SP600	SML	15	1.1
DPK	Direxion Daily DM Bear 3X	MXEA	15	2.1
EWV	ProShares UltSh MSCI Japan	MXJP	13	0.2
MWN	Direxion Daily MC Bear 3X	RMC	12	1.6
DDG	ProShares Short Oil & Gas	DJUSEN	12	0.3
CZI	Direxion Daily China 3X Bear	BKTCN	11	0.7
SOXS	Direxion Semicond Bear 3X	SOX	11	3.6
SIJ	ProShares UltSh Industrial	DJUSIN	9	0.4
YXI	ProShares Shrt FTSE China	XINOU	9	0.2
SZK	ProShares UltSh Cons Good	DJUSNC	8	0.2
SKK	ProShares UltSh R2000 Gro	RUO	8	0.8
SJH	ProShares UltSh R2000 Val	RUJ	7	0.5
SDP	ProShares UltSh Utilities	DJUSUT	6	0.2
SFK	ProShares UltSh R1000 Gro	RLG	5	0.1
DUST	Direxion Gld Mnrs Bear 2X	GDM	5	3.1
RXD	ProShares UltSh HealthCare	DJUSHC	4	0.1
SBM	ProShares Shrt Basic Mat	DJUSBM	4	0.1
LHB	Direxion Daily LatAm 3X Bear	SPTRL40N	3	0.6
SDK	ProShares UltSh RussMCGr	RDG	3	0.2
JPX	ProShares UltSh MSCI PxJP	MXPCJ	3	0.1
BRIS	Direxion BRIC Bear 2X	BKBRIC	3	0.0
SMDD	ProShares UltraPro Shrt SP4	MID	3	1.1
INDZ	Direxion DIndia Bear 2X	III	3	0.1
RETS	Direxion Retail Bear 2X	RU15SRTL	3	0.3
SMK	ProShares UltSh MSCI Mex	MZMXI	3	0.1
SJF	ProShares UltSh R1000 Val	RLV	3	0.2
FCGS	Direxion Nat Gas Bear 2X	FUM	2	0.2
BIS	ProShr UltShrt Nsdq Biotech	NBI	2	0.1
SJL	ProShares UltSh RussMCVa	RMV	2	0.1
TLL	ProShares UltSh Telecomm	DJSTEL	2	0.1
TWQ	ProShares UltraShort R3000	RAY	2	0.0

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
DIVIDEND				
Domestic				
DVY	iShares DJ Select Dividend	DJDVY	$6,032	$31.7
SDY	SPDR S&P Dividend	SPHYDA	5,125	43.8
VIG	Vanguard Div Appreciation	DVG	4,652	29.4
VYM	Vanguard High Div Yield	FTYLD	1,069	6.0
DLN	WisdomTree LC Div	WTLDITR	572	3.5
CVY	Guggenheim Multi-Asset	ZAXYH	362	3.8
DTN	WisdomTree Dividend ex Fin	WTDXFTR	343	3.3
DON	WisdomTree MC Div	WTMDITR	234	2.0
DES	WisdomTree SC Div	WTSDITR	229	1.5
FVD	First Trust Value Line Div	VLFVD	214	1.1
PFM	PowerShares Div Achievers	DAAX	199	1.4
PEY	PowerShares HY Equity Div	DAY	190	2.0
DHS	WisdomTree Equity Income	WTHYE	170	2.9
DTD	WisdomTree Total Dividend	WTDITR	157	0.7
FDL	First Trust Mrngstr Div	MDL	148	1.3
LVL	Guggenheim S&P Glb Div	SPGTGDO	27	0.4

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
International				
DEM	WisdomTree EM Equity	WTEMHYTR	$1,170	$10.0
DGS	WisdomTree EM SC Div	WTEMSCTR	986	9.8
PID	PowerShares Internat Div	DAT	470	2.4
DLS	WisdomTree Intl SC Div	WTIDSCTR	463	1.4
DWM	WisdomTree DEFA	WTIDFATR	421	1.2
IDV	iShares DJ EPAC Select Div	DJEPCSDT	360	4.5
DWX	SPDR S&P Intl Dividend	SPGTDOU	343	3.3
DOO	WisdomTree Intl Div	WTIDXFTR	161	1.4
DOL	WisdomTree Intl LC Div	WTIDLCTR	152	0.7
DIM	WisdomTree Intl MC Div	WTIDMCTR	151	0.6
DXJ	WisdomTree Japan Hedge Div	WTIDJTRH	127	1.7
DFJ	WisdomTree Japan SC Div	WTIDJSTR	122	0.9
DTH	WisdomTree DEFA Eqty Inc	WTIDHYTR	119	0.4
DND	WisdomTree Pac ex-JP Div	WTIDPTR	88	0.4
HGI	Guggenheim Internat Multi	ZAXIH	80	0.6
DNH	WisdomTree Pac xJP Eqty	WTIDPHYT	76	0.5
DEW	WisdomTree Global Equity	WTGDHYTR	69	0.5
FGD	First Trust DJ Glb Sel Div	DJGSD	61	0.6
DNL	WisdomTree WorldxUS Gro	WTGDXGTR	43	0.3
DFE	WisdomTree Europe SC Div	WTIDESTR	29	0.2
HEDJ	WisdomTree Intl Hedge Eqty	WTIDFTRH	21	0.2
GULF	WisdomTree Middle East Div	WTEMMETR	21	0.2
FDD	First Trust STOXX EUSelDiv	SD3L	10	0.1

ETF & ETN Guide 6

EXCHANGE TRADED FUNDS (ETFs) FICC

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
FIXED INCOME				
US Credit				
LQD	iShares iBoxx Invtmt Grade	IBOXIG	$13,069	$121.6
HYG	iShares iBoxx $ HY Corp	IBOXHY	7,724	89.2
CSJ	iShares BC 1-3 Year Credit	LD01TRUU	7,273	49.3
JNK	SPDR BC High Yield Bond	LHVLTRUU	6,573	96.6
CIU	iShares BC Interm Credit	LUICTRUU	2,951	20.1
VCSH	Vanguard ST Corporate	na	1,000	8.4
CFT	iShares BC Credit Bond	LUCRTRUU	731	6.6
PHB	PowerShares Fund HY Corp	RAFIHY	412	4.8
VCIT	Vanguard Interm Corporate	na	307	4.9
SCPB	SPDR BC Short Term Corp	LF99TRUU	200	2.1
ITR	SPDR BC Interm Credit	LUICTRUU	144	1.2
VCLT	Vanguard LT Corporate	na	77	1.2
CORP	PIMCO Invest Grade Corp Bd	C0A0	72	1.0
LWC	SPDR BC LT Credit	LULCTRUU	28	0.4
BSCC	Guggenheim BulletShr '12 Bd	BSCBC	28	0.3
BSCH	Guggenheim BulletShr '17 Bd	BSCBH	25	0.3
BSCD	Guggenheim BulletShr '13 Bd	BSCBD	25	0.3
BSCB	Guggenheim BulletShr '11 Bd	BSCBB	22	0.3
BSCE	Guggenheim BulletShr '14 Bd	BSCBE	19	0.2
CLY	iShares 10+Yr Credit	B9A0	16	0.3
BSCF	Guggenheim BulletShr '15 Bd	BSCBF	16	0.2
BSCG	Guggenheim BulletShr '16 Bd	BSCBG	13	0.2
US Government				
TIP	iShares BC TIPS	LBUTTRUU	$19,461	$84.4
SHY	iShares BC 1-3 Year Treas	LT01TRUU	8,097	90.3
SHV	iShares BC Short Treasury	LT12TRUU	4,057	41.5
IEF	iShares BC 7-10 Year Treas	LT09TRUU	2,975	90.1
TLT	iShares BC 20+ Year Treas	LT11TRUU	2,817	903.2
IEI	iShares BC 3-7 Year Treas	LT13TRUU	1,299	22.9
BIL	SPDR BC 1-3 Month T-Bill	LD12TRUU	1,018	27.3
STPZ	PIMCO 1-5 Year US TIPS	GVQI	714	4.4
IPE	SPDR Barclays Capital TIPS	BCIT1T	368	2.8
PLW	PwrShrs 1-30 Ladder Treas	MRTSYA	284	1.0
LTPZ	PIMCO 15+ Year US TIPS	G8QI	255	2.8
TLH	iShares BC 10-20 Yr Treas	LT10TRUU	247	6.7
ITE	SPDR BC Interm Treasury	LT08TRUU	205	1.3
EDV	Vanguard Extend Dur Treas	na	127	3.5
TUZ	PIMCO 1-3 Yr US Treas	G1O2	107	0.9
VGSH	Vanguard ST Govt	na	103	1.2
SCHP	Schwab US TIPs	na	81	1.5
VGLT	Vanguard LT Govt	na	71	1.2
FIVZ	PIMCO 3-7 Yr US Treasury	G3OC	51	0.3
ZROZ	PIMCO 25+Yr Zero Coup US	STPL	51	2.2
SCHO	Schwab Short-Term US Treas	na	50	1.0
TIPZ	PIMCO Broad US TIPS	G0QI	39	0.3
SCHR	Schwab Inter-Term US Treas	na	35	0.8
VGIT	Vanguard Interm Govt	na	31	0.4
TLO	SPDR BC Long-Term Treas	LUTLTRUU	28	0.7
TENZ	PIMCO 7-15 Year US Treas	G8OC	14	0.2
STIP	iShares BC 0-5 Yr TIPS Bnd	LTPSTRUU	10	0.9
TRSY	PIMCO Broad US Treasury	G0QL	10	0.1

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
FIXED INCOME (continued)				
Aggregate & Other				
AGG	iShares BC Aggregate Bond	LBUSTRUU	$11,216	$90.4
BND	Vanguard Total Bond Market	LBUSTRUU	9,023	65.0
BSV	Vanguard Short-Term Bond	LD04TRUU	5,638	41.3
MBB	iShares BC MBS	LD10TRUU	2,226	16.7
BIV	Vanguard Interm Bond	LD03TRUU	1,903	17.1
BAB	PowerShares Build America	BABS	611	6.9
CWB	SPDR BC Convertible Bond	na	547	4.8
GVI	iShares BC Interm Gov/Cred	LF97TRUU	539	2.4
AGZ	iShares BC Agency Bond	LUAASIUU	362	2.4
BLV	Vanguard Long-Term Bond	LGC5TRUU	329	6.0
LAG	SPDR BC Aggregate Bond	LBUSTRUU	222	1.9
GBF	iShares BC Govrnt/Credit	LUGCTRUU	129	0.9
VMBS	Vanguard MBS	na	40	0.4
BABS	SPDR Nuveen BC Build Amer	LBABTRUU	34	0.5
MBG	SPDR BC MBS	LUMSTRUU	32	0.4
GLJ	iShares 10+Yr Govt/Credit	B9A0	16	0.3
UBD	Claymore/Dorch CM Bond	CPMKTB	10	0.1
ULQ	Claymore Micro-Term FI	CPMKTL	5	0.0
GMTB	Grail McDonnell Core Taxable	na	3	0.0
International				
EMB	iShares JPM USD EM Bond	JPEICORE	$2,203	$26.7
BWX	SPDR BC Internat Treas	LTXUTRUU	1,299	9.1
PCY	PwrShrs EM Sovereign Debt	DBLQBLTR	892	13.4
WIP	SPDR DB Int Gov Infl Prot	DBLNDILS	875	5.0
ELD	WisdomTree EM Local Debt	na	601	9.5
EMLC	Market Vectors EM Local Curr	GBIEMCOR	196	3.2
IGOV	iShares SP/Citi Intl Treas	SPBDXUTR	168	1.0
BWZ	SPDR BC ST Intl Treasury	LGT3TRUU	164	0.9
ISHG	iShares SP/Citi 1-3 Intl Tre	SPBDXU3T	112	0.6
PICB	PwrShr Intl Corp Bond	SPBDICBT	40	0.4
IBND	SPDR BC Intl Corp Bond	BG1BTRUU	6	0.1
Municipal				
MUB	iShares S&P Natl AMT-Free	SPMUNUST	$1,905	$18.7
SHM	SPDR Nuveen BC ShrtTrm Muni	LMM1TR	1,289	9.0
TFI	SPDR Nuveen BC Muni Bond	LMMITR	845	6.0
PVI	PwrShrs VRDO Tax Fr Wkly	BBUSVWFT	555	6.0
PZA	PwrShrs Insured Natl Muni	UPCM	496	5.0
SUB	iShares S&P STNatlAMT-Fr	SPMUSYRT	426	3.2
CMF	iShares S&P CA AMT-Free	SPMUNCAT	220	1.1
ITM	Market Vectors Interm Muni	LMT2TR	207	2.1
HYD	Market Vectors HY Muni	LMEHTR	174	2.2
SMB	Market Vectors Short Muni	LMT1TR	102	0.7
NYF	iShares S&P NY AMT-Free	SPMUNNYT	70	0.3
CXA	SPDR Nuveen BC Calif Muni	LMM2TR	64	0.5
MUNI	PIMCO Intermediate Muni	na	63	0.7
MLN	Market Vectors Long Muni	LMT3TR	55	0.6
PWZ	PwrShrs Insured CA Muni	UPCC	44	0.3
PZT	PwrShrs Insured NY Muni	UPNY	38	0.2
PRB	Market Vectors Pre-Ref Muni	LMPETR	37	0.2
INY	SPDR Nuveen BC NY Muni	LMM3TR	25	0.1
MUAC	iShares 2014 S&P AMT-Free	SPMUS14T	25	0.1
MUAD	iShares 2015 S&P AMT-Free	SPMUS15T	20	0.1
MUAF	iShares 2017 S&P AMT-Free	SPMUS17T	20	0.1
MUAA	iShares 2012 S&P AMT-Free	SPMUS12T	20	0.2
MUAB	iShares 2013 S&P AMT-Free	SPMUS13T	20	0.1
MUAE	iShares 2016 S&P AMT-Free	SPMUS16T	15	0.1
VRD	SPDR Nuveen S&P VRDO Muni	SPMUVRDO	9	0.1
GMMB	Grail McDonnell Interm Muni	na	2	0.0

ETF & ETN Guide 7

EXCHANGE TRADED FUNDS (ETFs) FICC

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
COMMODITIES				
GLD	SPDR Gold Shares	GOLDLNPM	$55,930	$1,839.7
SLV	iShares Silver Trust	SLVRLN	9,973	469.8
IAU	iShares Gold Trust	GOLDS	5,177	48.0
DBC	PowerShares DB Commodity	DBLCIX	5,055	43.1
DBA	PowerShares DB Agriculture	DBAGIX	2,689	51.1
UNG	United States Natural Gas	NGUSHHUB	2,474	145.2
GSG	iShares S&P GSCI Comm	SPGSCITR	1,756	13.6
USO	United States Oil	USCRWTIC	1,669	307.3
SGOL	ETFS Gold Trust	GOLDLNPM	1,124	17.5
PALL	ETFS Palladium Trust	PLDMLNPM	839	14.8
PPLT	ETFS Platinum Trust	PLTMLNPM	767	10.1
DBO	PowerShares DB Oil	DBOLIX	587	8.5
DBB	PowerShares DB Base Met	DBBMIX	541	6.0
GCC	GreenHaven Commodity	CCITR	540	4.1
SIVR	ETFS Silver Trust	SLVRLN	478	8.3
DBP	PwrShrs DB Precious Metals	DBPMIX	386	3.6
DGL	PowerShares DB Gold	DGLDIX	309	3.0
DBS	PowerShares DB Silver	DBSLIX	193	3.0
USL	United States 12 Month Oil	CLA	181	1.7
GLTR	ETFS Physical Prec Metal	na	168	7.2
DBE	PowerShares DB Energy	DBENIX	165	2.0
USCI	US Commodity Index	SDCITR	120	2.0
CRBQ	Jefferies TR/J CRB GlbComm	CRBQX	114	0.9
UGA	United States Gasoline	XBA	67	1.1
WITE	ETFS White Metals Basket	na	44	2.5
CORN	Teucrium Corn Fund	TCORN	41	1.6
UNL	US 12 Month Natl Gas	na	35	1.0
BNO	United States Brent Oil Fd	na	12	0.5
UHN	United States Heating Oil	HOA	12	0.2
CURRENCIES				
UUP	PowerShares DB USD Bull	USDUPX	$1,000	$93.4
FXA	CurrencyShares AUD	AUD	743	22.7
CYB	WisdomTree Dreyfus CNY	CNY	639	6.2
FXC	CurrencyShares CAD	CAD	587	19.4
FXF	CurrencyShares CHF	CHF	385	11.2
FXE	CurrencyShares Euro	EUR	360	190.4
DBV	PwrShrs DB G10 Curr	DBCFHX	354	4.1
CEW	WisdomTree EM Curr	na	303	4.4
FXY	CurrencyShares JPY	JPY	208	37.1
UDN	PowerShares DB USD Bear	USDDNX	148	6.6
BZF	WisdomTree Dreyfus BRL	BRL	131	3.4
FXB	CurrencyShares GBP	GBP	116	12.4
CCX	WisdTree Dreyfus Comm Curr	na	108	1.8
FXS	CurrencyShares SEK	SEK	50	1.1
BNZ	WisdomTree Dreyfus NZD	NZD	28	0.4
FXM	CurrencyShares MXP	MXP	25	0.5
ICN	WisdomTree Dreyfus INR	INR	21	0.4
JYF	WisdomTree Dreyfus JPY	JPY	13	0.1
SZR	WisdomTree Dreyfus ZAR	ZAR	11	0.2
EU	WisdomTree Dreyfus EUR	EUR	9	0.1
XRU	CurrencyShares RUB	RUB	7	0.1

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
LEVERAGED – FICC				
AGQ	ProShares Ultra Silver	SLVRLN	$472	$84.8
UCO	ProShares Ult DJ-UBS Oil	DJUBSCL	254	51.5
UGL	ProShares Ultra Gold	GOLDLNPM	246	12.9
UBT	ProShares Ultra 20+ Treas	LT11TRUU	19	4.5
TMF	Direxion 20Y+ Treas Bull 3X	AXTWEN	18	5.8
UCD	ProShares Ult DJ-UBSComm	DJUBS	17	0.3
TYD	Direxion 7-10Y Tres Bull 3X	AXSVTN	8	1.7
ULE	ProShares Ultra Euro	EUR	7	0.6
YCL	ProShares Ultra Yen	JPY	5	0.2
LBND	PwrShrs DB 3X Lng 25+ Trea	DBBNDL	4	0.0
UST	ProShares Ultra 7-10 Treas	LT09TRUU	4	0.7
INVERSE – FICC				
TBT	ProShares UltSh 20+ Treas	LT11TRUU	$5,584	$437.4
TBF	ProShares Short 20+ Treas	LT11TRUU	830	14.1
EUO	ProShares UltraSh Euro	EUR	473	33.3
PST	ProShares UltSh 7-10 Treas	LT09TRUU	454	8.0
TMV	Direxion 20Y+ Treas Bear 3X	AXTWEN	346	28.8
YCS	ProShares UltraSh Yen	JPY	219	8.9
SCO	ProShares UltSh DJ-UBS Oil	DJUBSCL	132	27.7
ZSL	ProShares UltSh Silver	SLVRLN	112	18.7
GLL	ProShares UltraSh Gold	GOLDLNPM	82	8.6
TYO	Direxion 7-10Y Tres Bear 3X	AXSVTN	71	1.5
SBND	PwrShr DB 3X Shrt 25+ Treas	DBBNDS	16	0.3
DNO	United States Short Oil	na	8	0.7
CMD	ProShrs UltSh DJ-UBSComm	DJUBS	2	0.1

ETF & ETN Guide 8

EXCHANGE TRADED FUNDS (ETFs) SPECIALTY

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
ACTIVE				
MINT	PIMCO Enhan Short Matur	SBMMTB3	$821	$9.1
ALT	iShares Diversified Alt	na	112	1.3
GTAA	Cambria Global Tactical	na	68	2.4
GRV	Mars Hill Glb Relative Val	MXWO	39	0.8
PQY	PwrShrs Active AlphaQ	na	29	0.1
BABZ	PIMCO Build Amer Bd Strat	LBABTRUU	26	0.6
SMMU	PIMCO Short Term Muni Bon	na	23	0.2
PAO	PwrShrs Rvrfrnt Tact Bal Gr	RTBGA	20	0.2
PCA	PwrShrs Rvrfrnt Tact Gr&Inc	RTGIA	19	0.1
HYLD	Peritus High Yield	na	18	0.3
PSR	PwrShrs Active US RE	FNER	16	0.3
ONEF	One Fund	na	11	0.2
PLK	PwrShrs Active Low Durat	na	10	0.1
WDTI	WisdomTree Mng'd Fut Strat	na	10	3.2
RWG	RP Focused LC Growth	na	9	0.0
PTO	PwrShrs Ibbotson Alt Compl	RTGIA	9	0.0
AADR	WCM/BNY Mellon Focs Gro ADR	na	8	0.2
RPX	RP Growth	na	5	0.0
PMA	PwrShrs Active Mega-Cap	na	4	0.0
PQZ	PwrShrs Active Multi Cap	na	3	0.0
GVT	Grail Amer Beacon LC Value	RIY	2	0.0
FUNDAMENTAL				
EPI	WisdomTree India Earnings	WTIND	$1,573	$57.2
PRF	PowerShares FR US 1000	FR10	943	4.0
PXH	PwrShrs FTSE RAFI EM	FREM	536	2.5
PRFZ	PowerShares FR US 1500	FR15US	396	2.1
PXF	PowerShares FR DM ex US	FRX1X	215	1.3
RWL	RevenueShares Large Cap	na	192	1.0
RWK	RevenueShares Mid Cap	na	139	0.8
RWJ	RevenueShares SC	na	128	1.0
EES	WisdomTree SC Earnings	WTSEITR	117	0.7
EZM	WisdomTree MC Earnings	WTMEITR	100	1.0
PDN	PwrShr FR DM x US SmMid	FRSDXUS	73	0.5
EPS	WisdomTree Earnings 500	WTEPSTR	72	0.3
RTR	RevenueShares ADR	SPADR	59	0.3
PAF	PwrShrs FR Asia Pac x JP	FRDAPXJ	58	0.3
EXT	WisdomTree Total Earnings	WTEI	52	0.2
EZY	WisdomTree LC Value	WTEILVTR	24	0.1
ROI	WisdomTree LC Growth	WTLGITR	22	0.1
LIFE-CYCLE & ALLOCATION				
AOR	iShares S&P Growth Alloc	SPTGGUT	$90	$0.4
AOM	iShares S&P Moderate Alloc	SPTGMUT	79	0.4
AOA	iShares S&P Aggress Alloc	SPTGAUT	60	0.4
AOK	iShares S&P Cons Alloc	SPTGCUT	46	0.3
TDH	TDX Independence 2020	TDAXTW	40	0.1
TDN	TDX Independence 2030	TDAXTH	32	0.1
TDV	TDX Independence 2040	TDAXFO	32	0.1
TDX	TDX Independence In-Target	TDAXIT	15	0.0
TDD	TDX Independence 2010	TDAXTN	14	0.0
TZI	iShares S&P Target 2025	SPTGT25T	12	0.0
TZG	iShares S&P Target 2020	SPTGT20T	11	0.1
TZV	iShares S&P Target 2040	SPTGT40T	10	0.1
TZL	iShares S&P Target 2030	SPTGT30T	10	0.0
TZE	iShares S&P Target 2015	SPTGT15T	10	0.0
TZO	iShares S&P Target 2035	SPTGT35T	5	0.0
TZD	iShares S&P Target 2010	SPTGT10T	5	0.0
TGR	iShares S&P Target Retir	SPTGRIT	4	0.2

Sym	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
QUANTITATIVE				
PIE	PwrShrs EM Technical Lead	DWATRDM	$406	$6.0
PWV	PowerShares Dyn LC Val	ILW	384	1.5
PDP	PwrShrs Technical Leaders	na	334	3.6
PWB	PowerShares Dyn LC Gro	ILH	213	0.8
PWC	PowerShares Dyn Market	DYI	197	0.5
FNX	First Trust MC AlphaDEX	DEFIMCCI	157	1.4
FEX	First Trust LC AlphaDEX	DEFILCCI	140	1.4
PIZ	PwrShrs DM Tech Lead	DWATRDM	137	2.2
NFO	Guggenheim Insider Sent	SBRIN	136	1.8
PWJ	PowerShares Dyn MC Gro	ILJ	131	0.6
QAI	IQ Hedge Multi-Strategy	IQHGMST	128	0.9
PIV	PowerShares SP500 High Qual	SPXQRUT	102	0.9
FTA	First Trust LCVal AlphaDEX	DEFILVOI	96	0.8
FVL	First Trust Value Line 100	VLFVL	90	0.5
FTC	First Trust LCGro AlphaDex	DEFILGOI	86	0.8
FYX	First Trust SC AlphaDEX	DEFISCCI	83	0.8
PWY	PowerShares Dyn SC Val	ILZ	66	0.2
RYJ	Guggenheim RJ SB-1 Equity	RJSBI	64	0.2
CSM	ProShares CS 130/30	CS13030	64	0.8
GRES	IQ Global Resources	IQGREST	46	0.4
PWP	PowerShares Dyn MC Val	ILP	40	0.1
PWT	PowerShares Dyn SC Gro	ILK	38	0.2
FDV	First Trust Strat Valu	CSVUS	37	0.1
PKW	PowerShares Buyback	DRBX	35	0.2
PJF	PowerShares Dyn LC	IEB	33	0.1
PFA	PwrShrs Dyn DM Intl Opport	QSCDEV	31	0.1
XRO	Guggenheim Sect Rotat	ZAXSR	27	0.2
MCRO	IQ Hedge Macro Tracker	IQHGMAT	26	0.2
FAB	First Trust MultiCap Value	DEFIMCVI	26	0.2
PIQ	PwrShrs Dyn MagniQuant	DYH	26	0.2
PJG	PowerShares Dyn MC	IEK	22	0.1
DEF	Guggenheim Defensive	SBRDE	20	0.1
DENT	Dent Tactical	na	20	0.1
PYH	PwrShrs MStar StkInvst Core	VLINRX	18	0.1
FAD	First Trust MultiCap Gro	DEFIMCGI	18	0.1
PJM	PowerShares Dyn SC	IEY	18	0.1
JCO	JETS Contrarian Opportunity	DJCNTRA	12	0.2
CZA	Guggenheim MC Core	ZAXMC	12	0.2
RWV	RevShrs Navellier A-100	na	10	0.1
FVI	First Trust VL Eqty Alloc	VLFVI	7	0.1
OTHER				
PFF	iShares S&P US Preferred	SPPREF	$6,182	$50.5
PGF	PwrShrs Finan Preferred	WHPSF	1,740	9.9
PGX	PowerShares Preferred	P0P2	1,352	8.9
AMLP	Alerian MLP	AMZI	603	10.6
PSP	PwrShr Listed Private Eqty	GLPEXU	318	1.3
HAP	Market Vectors Hard Assets	RVEIT	214	1.2
PCEF	PowerShares CEF Income	CEFX	186	1.8
KLD	iShares MSCI USA ECG Sel So	TFSSIU	147	0.4
DSI	iShares MSCI KLD 400 Social	TKLD400U	142	0.4
PBP	PwrShrs S&P 500 BuyWrite	BXM	142	1.3
PSK	SPDR Wells Fargo Preferred	WAGG	103	1.1
EQL	ALPS Equal Sector Weight	na	55	0.3
PXN	PowerShares Lux Nanotech	LUXNI	47	0.2
PWO	PowerShares Dyn OTC	DYO	37	0.1
MNA	IQ Merger Arbitrage	IQMNAT	23	0.3
OTP	Guggenheim OceanTomoPatent	OTPAT	19	0.0
CSD	Guggenheim Spin-Off	CLRSO	16	0.1
FPX	First Trust US IPO	IPXO	15	0.1
CPI	IQ Real Return	IQHGCPIT	13	0.2
VIXM	ProShares VIX MdTrm Fut	SPVXMPID	8	2.7
VIXY	ProShares VIX ShTrm Fut	SPVXSPID	8	6.1
OTR	Guggenheim OceanTomo Gro	OTPATG	6	0.1
FCV	FaithShares Catholic	GPFS01	3	0.0
FMV	FaithShares Methodist	GPFS03	3	0.0
FOC	FaithShares Christian	GPFS05	3	0.0
NASI	Pax MSCI N Amer ESG	NASI	3	0.0
FZB	FaithShares Baptist	GPFS02	1	0.0
FKL	FaithShares Lutheran	GPFS04	1	0.0

ETF & ETN Guide | 9

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ETNs

EXCHANGE TRADED NOTES (ETNs)

Sym	Name	Underlying Index	$ Issued ($MM)	Avg Vol ($MM)
COMMODITIES				
General				
DJP	iPath DJ UBS Commodity	DJUBSTR	$2,866	$15.7
RJI	Elements Rogers Commod	ROGRTR	667	3.8
UCI	E-Tracs CMCI Commodity	CMCITR	135	0.3
GSP	iPath GSCI Total Return	SPGSCITR	102	0.6
LSC	Elements S&PComdtyTrends	SPTICTR	71	0.4
GSC	GS Connect S&P GSCI Enh	SPGSESTR	70	0.5
DJCI	E-Tracs DJ/UBS Commodity	DJUBSTR	25	0.1
DPU	PwrShrs DB Commod Lg	DBLCIX	7	0.0
Specific				
OIL	iPath Goldman Sachs Oil	SPGSCLTR	$616	$12.7
RJA	Elements Rogers Agricult	ROGRAGTR	512	4.7
JJC	iPath DJ UBS Copper	DJUBHGTR	260	7.2
JJG	iPath DJ UBS Grains	DJUBGRTR	192	5.1
JJA	iPath DJ UBS Agriculture	DJUBAGTR	156	1.8
GAZ	iPath DJ UBS Natural Gas	DJUBNGTR	123	1.5
SGG	iPath DJ UBS Sugar	DJUBSBTR	83	5.7
PGM	iPath DJ UBS Platinum	DJUBPLTR	76	0.7
JJM	iPath DJ UBS Industrial	DJUBINTR	73	0.8
PTM	E-Tracs UBS Long Platinum	CTPLTR	69	0.5
RJN	Elements Rogers Energy	ROGRENTR	64	0.4
COW	iPath DJ UBS Livestock	DJUBLITR	64	1.2
RJZ	Elements Rogers Metals	ROGRIMTR	62	0.6
BAL	iPath DJ UBS Cotton	DJUBCTTR	58	2.7
JJS	iPath DJ UBS Softs	DJUBSOTR	46	0.7
JJT	iPath DJ UBS Tin	DJUBSNTR	35	0.6
JO	iPath DJ UBS Coffee	DJUBKCTR	35	1.2
JJP	iPath DJ UBS Precious Met	DJUBPRTR	27	0.3
GRU	Elements MLCX Grains	MLCXGRTR	21	0.4
JJN	iPath DJ UBS Nickel	DJUBNITR	18	0.3
OLO	PowerShares DB Oil Long	DBOLIX	18	0.1
NIB	iPath DJ UBS Cocoa	DJUBCCTR	15	0.6
JJE	iPath DJ UBS Energy	DJUBENTR	15	0.2
JJU	iPath DJ UBS Aluminum	DJUBALTR	12	0.2
FUD	E-Tracs CMCI Food	CMFOTR	10	0.1
UBC	E-Tracs CMCI Livestock	CMLVTR	9	0.0
UAG	E-Tracs CMCI Agriculture	CMAGTR	9	0.1
LD	iPath DJ UBS Lead	DJUBPBTR	7	0.1
USV	E-Tracs CMCI Silver	CTSITR	7	0.1
UBM	E-Tracs CMCI Ind Metals	CMIMTR	6	0.0
UBG	E-Tracs CMCI Gold	CTGCTR	6	0.0
AGF	PowerShares DB Agr Long	DBLCYEAG	5	0.1
UBN	E-Tracs CMCI Energy	CMENTR	4	0.0
GRN	iPath Global Carbon	BXIIGCUT	4	0.0
FUE	Elements MLCX Biofuels	MLCXBXTR	3	0.1
BDG	PwrShrs DB Base Met Lg	DBBMIX	2	0.0
CURRENCIES				
CNY	Market Vectors Renminbi	SPCBCNY	$69	$0.5
ICI	iPath Optimized Curr Carry	BXIICIUS	23	0.2
AYT	Barclays GEMS Asia-8	BXIICMA8	10	0.1
JYN	iPath JPY/USD	JPY	9	0.2
GBB	iPath GBP/USD	GBP	7	0.1
ERO	iPath EUR/USD	EUR	6	0.0
INR	Market Vectors-Rupee/USD	SPCBINR	5	0.1
JEM	Barclays GEMS	BXIIGEM1	4	0.0
PGD	Barclays Asian & Gulf Curr	BXIIGEMP	4	0.0
LEVERAGED / INVERSE				
DGP	PwrShrs DB Gold Dbl Lg	DGLDIX	$472	$30.0
DTO	PowerShares DB Oil Dbl Sh	DBRCL	116	20.0
DZZ	PwrShrs DB Gold Dbl Sh	DGLDIX	104	8.5
DTYS	iPath US Treas 10-YR Bear	BXIITETY	79	0.9
DGZ	PowerShares DB Gold Short	DGLDIX	79	1.8
DAG	PowerShares DB Agr Dbl Lg	DBLCYEAG	76	3.7
DRR	Market Vectors Dbl Sh Euro	DSHRTEUR	74	2.5
MLPL	ETRACS UBS 2X Lng MLP	AMZI	68	1.1
XXV	iPath Inv SP500 VIX ShrtTrm	SPVXSTR	37	5.4
XVIX	UBS E-TRACS Long-Short VIX	SPVXTSER	20	0.9

Sym	Name	Underlying Index	$ Issued ($MM)	Avg Vol ($MM)
LEVERAGED / INVERSE (continued)				
BDD	PwrShr DB Base Met Db Lg	DBBMIX	20	0.7
DYY	PwrShrs DB Commod Dbl Lg	DBLCIX	17	0.2
XIV	VelocityShares Inv VIX ShTrm	SPVXSP	13	2.1
DLBS	iPath US Treas Lng Bd Bear	BXIITEUS	12	0.5
DSTJ	JPM Dbl Sh US Lng BD Treas	USTLBD	12	0.4
VZZ	iPath LE SPS VIX MdTrm Fut	SPVXMTR	12	0.3
TVIX	VelocityShares 2X VIX ShTrm	SPVXSP	10	1.5
MLPS	ETRACS UBS 1xM Shrt MLP	AMZI	9	0.1
RTSA	iPath SX R2000	RU20INTR	9	1.2
SZO	PowerShares DB Oil Short	DBRCL	8	0.1
DTUS	iPath US Treas 2-YR Bear	BXIITETU	8	0.2
BXUC	BC SPX + Long C Leveraged	SPXT	8	7.2
BXUB	BC SPX + Long B Leveraged	SPXT	7	1.1
RTLA	iPath LX Russell 2000	RU20INTR	7	1.8
TVIZ	VelocityShares 2X VIX MdTrm	SPVXMP	6	0.3
BXDB	BC SPX + Short B Leveraged	SPXT	6	0.9
ZIV	VelocityShares Inv VIX MdTrm	SPVXMP	5	0.1
DSXJ	JPM Dbl Sh US 10-Y Treas	USTTEN	5	0.0
BOS	PwrShrs DB Base Met Sh	DBBMIX	5	0.1
ROLA	iPath LX Russell 1000	RU10INTR	5	0.3
BOM	PwrShrs DB BaseMet DblSh	DBBMIX	5	0.3
PTD	E-Tracs UBS Short Platinum	CTPLER	5	0.0
MFLA	iPath LE MSCI EAFE	NDDUEAFE	4	0.1
EMLB	iPath LE MSCI EM	NDUEEGF	4	0.1
EMSA	iPath SE MSCI EM	NDUEEGF	4	0.1
BXDD	BC SPX + Short D Leveraged	SPXT	4	0.9
ROSA	iPath SX Russell 1000	RU10INTR	4	0.2
BXDC	BC SPX + Short C Leveraged	SPXT	4	1.1
SFLA	iPath LX S&P 500 TR	SPTR	4	0.9
MFSA	iPath SE MSCI EAFE	NDDUEAFE	3	0.1
SFSA	iPath SX SP&500 TR	SPTR	3	0.7
AGA	PowerShares DB Agr Dbl Sh	DBLCYEAG	3	0.2
ADZ	PowerShares DB Agr Short	DBLCYEAG	2	0.1
DEE	PwrShrs DB Commod Dbl Sh	DBLCIX	2	0.1
URR	Market Vectors Dble Lg Euro	DLONGEUR	2	0.1
DDP	PwrShrs DB Commod Sh	DBLCIX	1	0.1
OTHER				
AMJ	JPMorgan Alerian MLP	AMZ	$2,275	$31.2
VXX	iPATH SP500 VIX ST Future	SPVXSTR	1,374	466.2
INP	iPath MSCI India	NDEUSIA	1,106	19.0
VXZ	iPATH SP500 VIX MT Future	SPVXMTR	732	33.9
MLPI	UBS ETRACS Alerian MLP Infr	AMZI	199	1.4
MLPN	CS Cushing 30 MLP	MLPX	147	2.2
CSMA	Credit Suisse Merger Arb	CSLABMN	47	1.0
MLPW	E-TRACS Wells Fargo MLP	WML	28	0.1
FLAT	iPath US Treas Flattener	BXIIUSTP	24	0.5
CSLS	CS Long/Short Liquid	CSLABLN	23	0.2
BWV	iPath CBOE SP500BuyWrite	BXM	17	0.2
SPGH	UBS E-TRACS SPS Gold Hedge	na	15	0.0
CVOL	C-Tracks ETN Volatility	CVOLT	13	0.3
DLBL	iPath US Treas Lng Bd Bull	BXIITEUS	12	0.3
MLPG	UBS ETRACS Nat Gas MLP	ANGI	12	0.1
STPP	iPath US Treas Steepener	BXIIUSTP	11	0.2
DTYL	iPath US Treas 10-YR Bull	BXIITETY	9	0.4
VQT	Barclays ETN+ S&P Veqtor	SPVQDTR	9	0.4
DTUL	iPath US Treas 2-YR Bull	BXIITETU	8	0.1
DOD	Elements Dogs of the Dow	MUTR	7	0.0
WMW	Elements Mrngstr Wide Moat	MWMFTR	6	0.0
VIIX	VelocityShares VIX ShTrm	SPVXSP	6	0.5
VIIZ	VelocityShares VIX MdTrm	SPVXMP	5	0.2
TRND	RBS US LC Trendpilot	TPLCUT	4	0.1
JFT	KEYnotes FT Enh 130/30 LC	FTLCTR	4	0.0
GCE	Claymore CEF GS Connect	CLMRCEF	3	0.1
GWO	Elements CS Global Warm	CSGWMXTR	3	0.0
BSC	Elements BG SC Value	BGVS	2	0.0
BVT	Elements BG Total Mkt Val	BGVT	2	0.0
BVL	Elements BG LC Value	BGVL	2	0.0
EEH	Elements LC Sector Momnt	SPBNPSP	1	0.0

ETF & ETN Guide 11

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Fund Distribution Company assists in the promotion of the iPath ETNs.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to investing directly in an index or in any particular index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the level of the relevant index has increased or decreased (as may be applicable to the particular series of Securities). An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

Barclays Capital Inc. and its affiliates and BlackRock Fund Distribution Company and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Barclays Bank PLC. “VIX” is a registered trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”) and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by S&P or the CBOE. S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities or in the ability of either index to track market performance.

“Russell 1000® Index” and “Russell 2000® Index” are trademarks of Frank Russell Company and have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold, or promoted by Frank Russell Company and Frank Russell Company makes no representation regarding the advisability of investing in the Securities.

The MSCI indexes are the exclusive property of MSCI, Inc. (“MSCI”). MSCI and the MSCI index names are servicemark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The relevant pricing supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or servicemark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

©2011 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs, and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks, or registered trademarks are the property, and used with the permission, of their respective owners.

2299-22AN-11/10

Not FDIC Insured l No Bank Guarantee l May Lose Value

ETF & ETN Guide 12

This communication and any information derived from its use is provided for informational purposes only and should not be regarded as an offer to sell or a solicitation of an offer to buy the products mentioned in it. No representation is made that any returns will be achieved. Barclays Capital does not warrant the accuracy, completeness, reliability, fitness for a particular purpose or merchantability of this information. Barclays Capital shall have no liability for the use, misuse, or distribution of this information to unauthorized recipients. Third-party trademarks and information are the property of their respective owners. Copyright ©2011 Barclays Capital. All information is subject to change without notice.

OPTIONS EXPIRATION CALENDAR - 2011

Equity, index, cash-settled currency and Expiring equity, P.M. settled index options and treasury/interest treasury/interest rate options expiration date1 rate option classes cease trading. Expiring cash-settled currency options cease trading at 12 :00pm EST

VIX, RVX expiration date Exchange holiday (additional holidays may be announced)

A.M. settled index For 2010, 2013 Equity LEAPS® added options cease trading For 2011, 2014 Equity LEAPS® added

Quarte rly expiration date Bank holiday

1Equity LEAPS ® expire in January. Index LEAPS® expire in December or January. Note: While these dates are accurate as of 12 /15/09, they are subject to change.